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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Natrol, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311

May 10, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Thursday, June 10, 2004, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California.

        The Annual Meeting has been called for the purpose of:

  1.
  electing two Class III Directors for a three-year term; and

  2.
  considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 23, 2004 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Elliott Balbert Chairman, Chief Executive Officer and President

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 10, 2004

        NOTICE IS HEREBY Given that the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc. (the "Company") will be held on June 10, 2004, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California for the purpose of considering and voting upon:

1.
The election of two Class III Directors for a three-year term.

2.
Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 23, 2004 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event that a quorum is not present at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

David Laufer Secretary
Chatsworth, California May 10, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 10, 2004

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on June 10, 2004, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California, and any adjournments or postponements thereof (the "Annual Meeting").

Information about the Annual Meeting

        At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of two Class III Directors each for a three-year term, such term to continue until the annual meeting of shareholders in 2007, and until their respective successor is duly elected and qualified.

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 10, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 23, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 13,222,969 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 25 shareholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Voting by Proxy

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as described below) will be counted as present in determining the presence of a quorum. A plurality of votes cast at the Annual Meeting is sufficient to elect a director. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not, therefore, affect the outcome. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Shareholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Class III Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Revoking a Proxy

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company as filed on Form 10-K, including financial statements for the year ended December 31, 2003, is being mailed to shareholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL I
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of six members and is divided into three classes with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's shareholders at each annual meeting.

        At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of shareholders in 2007 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated Elliott Balbert and Dennis DeConcini for re-election as Class III Directors. Unless otherwise specified in the proxy, it is the intention of the person named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Elliott Balbert and Dennis DeConcini as Directors. The nominees have agreed to stand for election and to serve, if elected, as Directors. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS III DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

        Shareholders may communicate directly to the Board of Directors by addressing correspondence to the attention of the Corporate Secretary at the Company's headquarters. The Corporate secretary will ensure that all correspondence is delivered to the Board of Directors. General financial information may be obtained by addressing correspondence to the attention of "Investor Relations" at the Company's headquarters.

Name	Age	Director Since
Class I—Term Expires 2005
Dennis R. Jolicoeur	55	1996
Gordon F. Brunner(1)(2)(5)	65	2002
Class II—Term Expires 2006
Vernon Brunner(1)(2)(4)(5)	63	2001
Ronald J. Consiglio(1)(2)(3)(5)	60	2003
Class III—Term Expires 2004
Elliott Balbert*	58	1980
Dennis DeConcini*(1)(2)(5)	66	1999

*
Nominee for election or re-election.

(1)
Member of Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Chairman of Audit Committee

(4)
Chairman of Compensation Committee

(5)
Directors who are considered independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers

        The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

        Elliott Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

        Vernon Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm. Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen's Board of Directors and was its Executive Vice President—Marketing. Mr. Brunner currently serves as a director of First Midwest Bancorp, Inc.

        Dennis DeConcini has served as a director of the Company since December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini, McDonald, Yetwin & Lacy, P.C. Mr. DeConcini served as a United States Senator from Arizona from 1977 to 1995. He currently serves as a director of Schuff Steel International, Larex, Inc. and Forensic Technology Inc.

        Gordon F. Brunner has served as a director of the Company since September 30, 2002. Mr. Brunner is retired from Procter & Gamble after a 40-year career. He served as Chief Technology Officer in charge of Procter & Gamble's Global Research and Development, and also was a member of the Board of Directors. Mr. Brunner currently is also on the boards of the Scotts Companies, Hartz Mountain Corporation and Third Wave Technologies.

        Dennis R. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment-banking firm. In 1980 Mr. Jolicoeur founded Lighthouse Press, Inc. ("Lighthouse"), and actively managed Lighthouse until 1989. In 1993, Mr. Jolicoeur and other investors acquired Naiman Printing, Inc. ("Naiman"). Mr. Jolicoeur became President of each of Lighthouse and Naiman in August 1994 following the dismissal of the then-acting President of each company. Naiman and Lighthouse filed voluntary petitions under Chapters 7 and 11, respectively, of the federal bankruptcy code in September 1996. Lighthouse emerged from bankruptcy in March 1999, whereupon Mr. Jolicoeur resigned all positions with the company.

        Ronald J. Consiglio has served as a director of the Company since April 24, 2003. Mr. Consiglio is currently a managing partner of Synergy Trading, a securities trading partnership. From 1998 to 2001, he was with Trading Edge, Inc. in the role of Executive Vice President and Chief Financial Officer. From 1993 to 1998 he carried out the position of Chief Executive Officer at Angeles Mortgage Investment Trust. He currently serves as a director of Metropolitan West Funds and MannKind Corporation

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held five (5) meetings during 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2003.

        Directors are not required to attend the annual meeting of the shareholders. All of the directors except for Mr. Jolicoeur attended the Annual Shareholders' Meeting held in 2003.

The Audit Committee

        The Company has a standing Audit Committee which engages Deloitte and Touche as independent accountants to audit financial statements and to perform services related to the audit. The Committee reviews the scope and results of the audit with the independent accountants, reviews and discusses with management and the independent accountants the Company's annual operating results and audited financial statements, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Audit Committee, which currently consists of Messrs. V. Brunner, G. Brunner, D. DeConcini, and R. Consiglio held five (5) meetings during 2003. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

The Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended, and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee consists of Messrs. V. Brunner, G. Brunner, D. DeConcini and R. Consiglio

(as of October 28, 2003), each of whom is not an employee and is independent for purposes of the NASD listing standards. The Compensation Committee held five (5) meetings during 2003.

The Nominating Committee

        The Board of Directors of the Company has not established a nominating or similar committee. All of the independent directors participate in the nominee process and as such no separate Nominating Committee has been deemed to be necessary. However, the Board of Directors is in the process of establishing a nominating committee.

Compensation of Directors

        Directors are currently paid a fee of $1,500 per board meeting and $750 per Audit Committee meeting and $750 per Compensation Committee meeting. In addition, each board member receives a quarterly fee of $1,750. The Chairman of the Compensation Committee receives an additional $250 per quarter. The Chairman of the Audit Committee receives an additional $1,000 per quarter. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election to the Board. Each such option is for a term of ten years and vests over a three-year period.

Code of Ethics

        The Company has not adopted a Code of Ethics at this time, but will do so prior to the Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2003, the Audit Committee met five (5) times.

        The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with Deloitte and Touche their independence from the Company and its management. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with the their independence.

        The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2003, with management and the independent auditors. While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process including the Company's system of internal control, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company's independent auditors and not the Audit Committee are responsible for auditing those financial statements.

        Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Deloitte and Touche, LLP as the Company's independent auditors and the Board concurred in such recommendation.

Respectfully submitted by the 2003 Audit Committee,

Vernon Brunner
Dennis DeConcini
Gordon F. Brunner
Ronald J. Consiglio, Chair

Fees Paid to Independent Auditors

        For the years ended December 31, 2003 and 2002, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities").

Audit and Audit Related Fees

        Audit and audit related fees aggregated $261,875and $147,500 for the years ended December 31, 2003 and 2002, respectively and were comprised of the following:

        The aggregate fees billed for the audit of the Company's financial statements for the years ended December 31, 2003 and 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $261,875 and $147,500.

Tax Fees

        The aggregate fees billed for tax services for the years ended December 31, 2003 and 2002 were $109,134 and $0, respectively. These fees relate to preparations of 2002 federal and state income tax returns and 2003 estimated tax payments.

All Other Fees

        There were no other fees paid to the Deloitte Entities in either 2003 or 2002.

Independence of the Auditors and Pre-approval of Audit and Non-Audit Services

        In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company's management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbannes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

        Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by the independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. At this time, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management.

        Since May 6, 2003, the effective date of the SEC rules stating that an auditor is not independent of an audit client unless the services it provides to the client are appropriately approved, each new engagement of Deloitte and Touche was approved in advance by the Audit Committee.

EXECUTIVE OFFICERS

        The names and ages of the current executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 2003.

Name	Age	Position
Elliott Balbert	58	Chairman of the Board, Chief Executive Officer and President
Dennis R. Jolicoeur	55	Chief Financial Officer, Treasurer, Executive Vice President and Director
Gary P. De Mello	49	Chief Operating Officer
David Laufer	62	Vice President and General Counsel
Jon Denis	55	Corporate Vice President Sales

        Mr. Balbert's biographical information is set forth under the section "Information Regarding Directors."

        Mr. Jolicoeur's biographical information is set forth under the section "Information Regarding Directors."

        Mr. De Mello joined the Company in June 1992 as Operations Manager. In 1995 Mr. De Mello became Director of Operations and in 1997 became Vice President of Operations. In July 2003 Mr. De Mello was promoted to Chief Operating Officer. Prior to joining the Company, Mr. De Mello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods.

        Mr. Laufer joined the Company as Vice President and General Counsel in March 2003. Prior to joining the Company, Mr. Laufer served in many key partner positions with the law firms of Riordan & McKinzie, Kindel & Anderson, and Arter and Hadden. Mr. Laufer also served on the Natrol Board of Directors from 1996 until his retirement from the Board in 2000.

        Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to joining the Company, Mr. Denis served as Vice President of Sales at Conair Inc., a personal care and appliance products company, for 15 years, preceded by eight years in various sales positions at Revlon, Inc., a cosmetics manufacturer.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer, each of the Company's other executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the fiscal years ended December 31, 2003.

	Annual Compensation			Long Term Compensation Awards
Compensation
Name and Principal Position				All Other Securities Options(#)
	Year	Salary($)	Bonus($)		($)
Elliott Balbert, Chairman, Chief Executive Officer and President	2003 2002 2001	600,000 600,000 300,000	— — —	— — —	39,090(1 38,836(1 37,175(1	) ) )
Dennis R. Jolicoeur, Chief Financial Officer	2003 2002 2001	250,000 250,000 250,000	— 27,750 5,000	— 100,000 475,000	— — —
Gary P. De Mello, Chief Operating Officer	2003 2002 2001	250,000 250,000 250,000	— 27,750 5,000	— 100,000 75,000	— — —
David Laufer, Vice President, General Counsel	2003 2002 1002	269,230 — —	— — —	100,000 — —	— — —
Jon Denis, Vice President Sales	2003 2002 2001	325,000 300,000 300,000	— — 5,000	— — —	6,000(2 3,000(2 6,000(2	) ) )

(1)
In 2003, Mr. Balbert received $33,424 in life insurance benefits and $5,666 in benefits for the use of a Company car. In 2002, Mr. Balbert received $33,255 in life insurance benefits and $5,582 in benefits for the use of a Company car. In 2001, Mr. Balbert received $32,968 in life insurance benefits and $4,217 in benefits for the use of a Company car.

(2)
Represents amount received by Mr. Denis as a car allowance in each respective year.

Option Grants

        The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 2003.

Option Grants in Last Fiscal Year

	Individual Grants
				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted To employees In Fiscal Year
	Number of Securities Underlying Options Granted(#)(1)		Exercise or Base Price Per ($/Sh)(2)
Name				Expiration Date	5%($)	10%($)
David Laufer	100,000	58%	1.10	3/10/13	69,178	175,312

(1)
Vesting of options is subject to the continuation of each employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2)
The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3)
This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4)
Shares vest quarterly over three years commencing on June 10, 2003 and ending on March 3, 2006.

Option Exercises and Option Values.

        The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2003. Two of the Named Executive Officers of the Company exercised stock options during 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003(#)(1)		Value of Unexercised In-the-Money Options at December 31, 2003($)(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Jolicoeur(2)	15,000	23,500	611,000	50,000	612,690	72,000
Gary P. De Mello(3)	—	—	471,000	50,000	360,240	72,000
David Laufer(4)	10,000	18,400	15,000	75,000	24,600	123,000
Jon Denis	—	—	446,000	—	287,040	—

(1)
Based on the last reported sale price on the Nasdaq National Market on December 31, 2003 of $2.79 less the option exercise price.

(2)
8,333 shares vested February 28, 2004 and every three months thereafter until May 28, 2005.

(3)
8,333 shares vested February 28, 2004 and every three months thereafter until May 28, 2005.

(4)
8,333 vested on March 10, 2004 and every three months thereafter until March 10, 2006

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of Dennis DeConcini, Vernon Brunner, Gordon F. Brunner and Ron Consiglio as of December 31, 2003.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

General

        Compensation packages generally include base salary, performance based bonuses, executive benefits and stock options. The salary and bonus components of the compensation of the Company's executive officers are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's shareholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

        The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

        Additionally, the Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of the Company and its shareholders are of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

        In reviewing the incentive compensation of the Company's executives for 2003, the Compensation Committee took into consideration the Company's financial performance and concluded that no incentive compensation should be awarded the Company's Named Executive Officers, including its President.

        In addition to reviewing incentive compensation for the company's named officers, the Compensation committee reviewed incentives for all of the company's management. In so doing, the Compensation Committee approved an incentive compensation program for the Company's entire management team that is tied to overall corporate financial performance. The Compensation Committee believes that the program that has been established aligns directly with the interests of the shareholders.

Stock Options

        Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the shareholders.

Compensation of the Chief Executive Officer

        The Compensation Committee determined the 2003 base salary of Elliott Balbert, the Company's Chief Executive Officer, based upon several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of growth under his leadership, and the Company's historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

        In considering Mr. Balbert's 2003 bonus compensation, the Compensation Committee generally looked at the same principal factors used to establish the bonus compensation of the Company's other executive officers, taking into particular consideration the Company's financial performance as it relates to absolute corporate earnings growth and the growth in earnings per share. Mr. Balbert was not awarded a bonus for the year 2003 principally because of the Company's financial performance. Mr. Balbert was not granted stock options in 2003 in light of his existing stock ownership in the Company.

        In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will benefit the Company and assist in the effect to build corporate and shareholder value.

Respectfully submitted,

The Compensation Committee

Vernon Brunner, Chair
Gordon F. Brunner
Dennis DeConcini
Ron Consiglio

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The members of the Compensation Committee were Messrs. DeConcini, V. Brunner, G. Brunner and R. Consiglio for the fiscal year ended December 31, 2003. None of these members is, or has been, an officer or employees of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing July 1999 and ended December 2003. For its peer group, the Company chose those companies listed as part of the Adams, Harkness & Hill Better Food and Nutrition. Included in the index are Green Mountain Roasters (GMCR), Hain Celestial Group, Inc. (HAIN), Martek Biosciences Corporation (MATK), NBTY, Inc. (NTY), Wild Oats Markets, Inc. (OATS), Peets Coffee & Tea, Inc. (PEET), Panera Bread Company (PNRA), Starbucks Corporation (SBUX), The J.M. Smucker Company. (SJM), SunOpta Inc. (STKL), United Natural Foods, Inc. (UNFI) and Whole Foods Markets (WFMI). The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index and the Adams, Harkness & Hill Better Food and Nutrition on July 22 1999, the date of the Company's initial public offering, and the reinvestment of all dividends.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2003

TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

		1998	1999	2000	2001	2002	2003
Natrol, Inc.	Return % Cum $	$100.00	$-36.36 42.43	$-78.57 9.09	$67.67 15.24	$-54.27 6.97	142.61 25.36
S & P 500	Return % Cum $	$100.00	$21.05 133.65	$-9.10 121.48	$-11.88 107.04	$-22.10 83.38	$28.69 97.19
S & P SMALLCAP 600	Return % Cum $	$100.00	$12.40 113.20	$11.80 126.56	$6.54 134.83	$-14.62 115.12	$28.80 158.66
RUSSELL 2000	Return % Cum $	$100.00	$21.36 114.27	$-2.91 110.95	$2.63 113.87	$-20.49 90.53	$47.27 141.60
Peer Group Only	Return % Cum $	$100.00	$-27.68 59.93	$-19.69 48.13	$41.25 67.98	$9.38 74.36	$49.88 239.02

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 23, 2004 based on representations to the Company by each director and Named Executive Officer. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner (1)
	Number	Percent
Elliott Balbert (2)	6,029,500	40.3%
TA Associates Group (3)	2,029,220	13.6%
Gruber and McBaine Capital Management, LLC (4)	1,113,600	7.4%
Dennis R. Jolicoeur (5)	627,666	4.2%
Gary P. DeMello (6)	503,833	3.4%
David Laufer (7)	42,666	*
Jon Denis (8)	456,968	3.1
Dennis DeConcini (9)	52,829	*
Vernon Brunner (10)	70,000	*
Gordon Brunner (11)	17,500	*
All executive officers and directors as a group (eight persons) (12)	7,800,962	52.2%

*
Less than 1%

(1)
The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Gruber McBaine Capital, Inc. is 50 Osgood Place Penthouse, San Francisco, CA. 94133. The address of all other listed stockholders is c/o Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

(2)
Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

(3)
Includes (i) 1,368,000 shares of Common Stock owned by Advent VII L.P., (ii) 630,000 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., (iii) 6,020 shares of Common Stock owned by Advent New York L.P., and (iv) 25,200 shares of Common Stock owned by TA Venture Investors L.P., Advent VII L.P., Advent Atlantic and Pacific III L.P., Advent New York L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P., individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. comprise the general partners of TA Venture Investors, LP.

(4)
Includes 903,050 shares owned by Gruber McBaine Capital Management, LLC and 128,800 shares owned by Jon D. Gruber with sole voting power over the 128,800 shares and 81,750 owned by J. Patterson McBaine with sole voting power over the 81,750 shares..

(5)
Includes 627,666 shares of Common Stock which may be purchased upon the exercise of stock options with 60 days of April 23, 2004.Excludes 33,334 shares which vest in quarterly installments of 8,333 through May, 2005.

(6)
Includes 16,167 shares of Common Stock owned by Mr. DeMello and 487,666 shares of Common Stock, which may be purchased within 60 days of April 23, 2004 upon the exercise of stock options. Excludes 33,334 shares which vest in quarterly installments of 8,333 through May, 2005.

(7)
Includes 11,000 shares of Common Stock owned by Mr. Laufer and 31,666 shares of Common Stock which may be purchased by Mr. Laufer within 60 days April 23, 2004. Excludes 58,334 shares which vest in quarterly installments of 8333 through March, 2006.

(8)
Includes 10,968 shares of Common Stock owned by Mr. Denis and 446,000 shares of Common Stock which may be purchased by Mr. Denis within 60 days of April 25, 2003.

(9)
Includes 7,329 shares of Common Stock owned by Mr. DeConcini and 45,000 shares of Common Stock, which may be purchased by Mr. DeConcini within 60 days of April 23, 2004.

(10)
Includes 70,000 shares of Common Stock, which may be purchased within 60 days of April 25, 2003 upon the exercise of stock options. Excludes 20,000 shares which vest in quarterly installments of 2,500 shares through June, 2006.

(11)
Includes 17,500 shares of Common Stock which may be purchased within 60 days of April 25,2003. Excludes 12,500 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through June 2005.

(12)
Includes 1,725,498 shares of Common Stock, which may be purchased within 60 days of April 25, 2003 upon the exercise of stock options. Excludes 190,834 shares of Common Stock which may be acquired pursuant to unvested stock options.

MARKET VALUE

        On December 31, 2003, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $2.79.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the Company's annual meeting of shareholders must be received by the Company on or before January 9, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's annual meeting of shareholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

COMPLIANCE WITH 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the Company's review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for the fiscal year ended December 31, 2003, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that:

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

David Laufer SECRETARY

Chatsworth, California
May 10, 2004

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors at a meeting held on October 27, 2003.

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Natrol, Inc. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  assist the Board of Directors (the "Board") in its oversight of the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), (2) satisfy the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10A-3(b)(1) promulgated thereunder, and (3) not have participated in the preparation of the Company's financial statements or the financial statements of any subsidiary of the Company at any time in the past three years.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

        The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

  A.        Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.        Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

  •
  The Audit Committee shall determine the compensation paid to the independent auditor or other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the

    Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

  •
  The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

  C.        Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

  (i)
  the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company's Annual Report on Form 10-K;

  (ii)
  any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (iii)
  the adequacy of the Company's internal controls and procedures for financial reporting;

  (iv)
  major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

    (v)
    the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, and (3) any significant disagreements with management.

  •
  The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

  (i)
  any restrictions on the scope of the independent auditors' activities or access to requested information;

  (ii)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (iii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement;

  (iv)
  any management or internal control letter issued, or proposed to be issued, by the auditors; and

  (v)
  any significant disagreements between the Company's management and the independent auditors.

  •
  The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.        Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

  E.        Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  F.        Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following, as it deems necessary or appropriate:

  A.        Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors as it deems necessary or advisable to carry out its duties, responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.        Legal and Regulatory Compliance

  •
  The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C.        Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

  D.        General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate to carry out its responsibilities hereunder.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Code of Business Conduct and Ethics.

DETACH HERE
                                                                                                                                                                                                                                       ZNTRC2
PROXY CARD

NATROL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 10, 2004

        The undersigned hereby constitutes and appoints Dennis Jolicoeur and David Laufer, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Wednesday, April 23, 2004, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at its Corporate Headquarters, 21411 Prairie St., Chatsworth, CA 91311 at 8:30 a.m., local time on Thursday, June 10, 2004, and at any adjournment or postponement thereof.

This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. If no direction is given, the proxy will be voted "FOR" the nominee of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

SEE REVERSE SIDE	PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.	SEE REVERSE SIDE

NATROL, INC.

C/O EQUISERVE Trust Company, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

             DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
                                                                                                                                                                                                                                       ZNTRC1

☒	Please mark votes as in this example.	#NTR
The Board of Directors recommends a vote "FOR" the election of the nominees of the Board of Directors of the Company.
1.
Election of (01) Elliot Balbert and (02) Dennis DeConcini as Class III Directors to hold office for three-year terms until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
☐ FOR ☐ WITHHELD ☐
For all nominees except as noted above
2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name(s) appear(s) herein. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person stating his or her title or authority.
PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.
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EXECUTIVE OFFICERS
Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2003
TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH
AUDIT COMMITTEE CHARTER